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                                                                   Exhibit 10.14


                       SECURITYHOLDERS' AGREEMENT


        THIS SECURITYHOLDERS' AGREEMENT is made as of March 1, 1999, between Carrier1 International S.A., a Luxembourg SOCIETE ANONYME (the "Company"), Carrier One, LLC, a Delaware limited liability company ("Carrier One"), and each of the other securityholders from time to time a party hereto (together with Carrier One, the "Securityholders"). Capitalized terms used but not otherwise defined herein are defined in SECTION 10 hereof or in the Securities Purchase Agreement referred to below.

        The Company and the Securityholders desire to enter into this Agreement for the purposes, among others, of (i) assuring continuity of the management and ownership of the Company and (ii) limiting the manner and terms of which Securityholder Securities may be transferred. The execution and delivery of this Agreement is a condition to certain Securityholders' purchase of certain Purchased Securities, as defined in, and pursuant to, the Securities Purchase Agreement (as amended from time to time, the "Securities Purchase Agreement"), dated as of March 1, 1999, among the Company, Carrier One and each of the Purchasers (as defined therein).

        NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

        Section 1. RESTRICTIONS ON TRANSFER OF MANAGEMENT SECURITIES. (a) IN GENERAL. No Management Holder shall sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any direct or indirect interest in (a "Transfer") such Management Holder's Management Securities without the prior written consent of the Board, except pursuant to or as is permitted by (i) SECTIONS 4 AND 7 hereof, and (ii) a pledge of Management Securities in favor of the Company to secure obligations owing to the Company; PROVIDED in each case that the applicable requirements of SECTIONS 1(c), 2, and 3 (if any) are also satisfied; and PROVIDED FURTHER that invested Management Securities (including, without limitation, options which have not yet become exercisable) may not be transferred in any event. Notwithstanding obtaining the required approval of the Board, all Transfers of Management Securities for which Board approval is required shall be subject to compliance with the provisions of SECTION 1(b) hereof.

        (b) RIGHT OF FIRST REFUSAL. If one or more Management Holders desires to Transfer (the Securityholder(s) proposing the Transfer being referred to in


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this SECTION 1(b) as the "Transferring Securityholders") all or a portion of his Management Securities the Transferring Securityholders shall first comply with the following terms and conditions:

        (i) The Transferring Securityholders shall first deliver to Carrier One or its transferee who becomes a party to this Agreement from time to time (collectively referred to in this SECTION 1(b) as the "Offerees" and each as an "Offeree") a written notice (the "Notice of Proposed Transfer") specifying the name and address of the proposed transferee of the Management Securities (hereinafter sometimes referred to as the "Proposed Purchaser"), the type and total number of such Management Securities which the Transferring Securityholders then desire to transfer to said Proposed Purchaser (the "Offered Securities"), all of the terms, including the purchase price (which shall be payable only in cash), upon which the Transferring Securityholders propose to transfer the Offered Securities to the Proposed Purchaser, and stating that the Offerees shall have the right to purchase the Offered Securities at the price and in accordance with the terms and provisions specified in such Notice of a Proposed Transfer.

        (ii) The Offerees shall have the option, for the thirty (30) consecutive day period commencing on the date the Offerees receive the Notice of Proposed Transfer, to purchase all of the Offered Securities at the price and terms specified in the Notice of Proposed Transfer. The Offerees must give written notice of their election to the Offeror during such 30-day period.

        (iii) Each Offeree shall have the right (but not the obligation) to purchase that number of the Offered Securities as shall be equal to the number of Offered Securities multiplied by a fraction, the numerator of which shall be the number of Securityholder Securities then owned by such Offeree and the denominator of which shall be the aggregate number of Securityholder Securities then owned by all of the Offerees. The amount of such Offered Securities that each Offeree is entitled to purchase under this SECTION 1(b) shall be referred to as its "Pro Rata Fraction."

        (iv) The Offerees shall have a right of oversubscription such that if any Offeree fails to elect to purchase its full Pro Rata Fraction of the Offered Securities, the remaining Offerees shall have the right to purchase up to the balance of such remaining Offered Securities not so purchased. The Offerees may exercise such right of oversubscription by electing to purchase more than their Pro Rata Fraction of the Offered Securities, but such election must be made in the initial election notice given pursuant to clause (ii) above. If, as a result thereof, such oversubscriptions


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exceed the total number of the Offered Securities available in respect to such oversubscription privilege, the oversubscribing Offerees shall be cut back with respect to oversubscriptions on a pro rata basis in accordance with their respective Pro Rata Fractions or as they may otherwise agree among themselves.

        (v) If the Offerees have not elected to purchase all of the Offered Securities, then the Transferring Securityholder shall have the right, until the expiration of ninety (90) consecutive days commencing on the first day immediately following the expiration of the 30-day period specified in paragraph
(ii) above, to Transfer the Offered Securities to the Proposed Purchaser at the price and terms specified in the Notice of Proposed Transfer. If for any reason the Offered Securities are not Transferred to the Proposed Purchaser within such period and at such stated price and on such stated terms, the right to Transfer in accordance with the Notice of Proposed Transfer shall expire and the provisions of this Agreement shall continue to be applicable to the Offered Securities but the Transferring Securityholder shall have the right, at any time thereafter and subject to again deliver a new Notice of Proposed Transfer complying with this SECTION 1(b).

        (vi) The purchase price for the Offered Securities to be paid by the Offerees or the Proposed Purchaser shall be the price set forth in the Notice of Proposed Transfer.

        (vii) The Offerees purchasing the greatest percentage of the Offered Securities shall set the place, time and date for the closing of the purchase of the Offered Securities, which closing shall not be more than 20 days after the first day immediately following the expiration of the 30-day period specified in paragraph (ii) above; provided, however, such date for closing shall be extended as reasonably necessary for the Company, the Offerees and the Transferring Securityholders, as the case may be, to obtain the consent, approval or other authorization of any Governmental Entity required for such Transfer. The purchase price of the Offered Securities shall, unless otherwise agreed in writing by the parties to such transaction, be paid in cash, by certified check or wire transfer of funds at the date of the closing. At the closing, the Offerees shall deliver the consideration required by clause (vi) above, and the Transferring Securityholder shall deliver an assignment of the Offered Securities and other instruments reasonably satisfactory to the Offerees and their counsel.

        (c) INDIRECT TRANSFERS. No Management Holder that is not an individual (a "Restricted Holder") shall permit the issuance of additional interests in


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such Restricted Holder or any Transfer of any interest of any Indirect Owner in such holder.

        (d) MARKET STANDOFF. To the extent not inconsistent with applicable law, no Management Holder shall effect any sale or distribution (including sales pursuant to Regulation S or Rule 144 under the Securities Act) of Management Securities, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the 10 day period prior to and the 180 day period after the date of the closing of a sale pursuant to an effective registration statement under the Securities Act of 1933, as amended, or the date of the closing of a public offering or private offering accompanied by listing of any Securityholder Securities within or outside of the United States, of Securityholder Securities, whether for the account of the Company or Carrier One or its transferees, unless (in any such case) the underwriter managing the registered public offering or the Board agrees in writing otherwise.

        (e) TERMINATION OF RESTRICTIONS. The restrictions set forth in paragraphs (a), (b) and (c) of this SECTION 1 shall continue with respect to each Management Security until (i) the Company's Securityholder Securities are listed on the Luxembourg, New York, London or American Stock Exchange or are quoted on the NASDAQ National Market System or SEAQ or EASDAQ, or listed or quoted on other European national stock exchanges or, at the initiative of the Company, over-the-counter market of any jurisdiction, (ii) Trading Volume equals or exceeds the number of Securityholder Securities then held by Carrier One and its transferees, (iii) the Securityholder Securities have an average closing price per share for the prior eight week period exceeding 250% of Carrier One's cost per Securityholder Security and (iv) the Securityholder Securities held by Carrier One and its transferees are not subject to lock-up or escrow provisions and are freely tradable (the "Active Market Event").

        Section 2. ADDITIONAL RESTRICTIONS ON TRANSFER. (a) RESTRICTED SECURITIES. The Securityholder Securities have not been registered under the Securities Act nor under any other applicable securities laws and regulations in any jurisdiction and, therefore, in addition to the other restrictions on Transfer contained in this Agreement, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is then available and may only be sold outside of the United States subject to compliance with any applicable securities laws and regulations. Pursuant to the Articles, any transfer of the Securityholder Securities requires the approval of the Board.


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        (b) OPINION OF COUNSEL. No Securityholder may Transfer any
Securityholder Securities (except pursuant a Public Sale or, in the case of Carrier One and its transferees, to an Affiliate or such Affiliates' Affiliate, or pursuant to SECTION 1(a)(i) and (ii)) without first delivering to the Company (unless waived by the Board) an opinion of counsel (reasonably acceptable in form and substance to the Board) that no registration, qualification or other approval under the Securities Act or any other applicable securities laws and regulations of jurisdictions outside of the United States, is required in connection with such Transfer.

        Section 3. TRANSFER. Prior to Transferring any Management Securities (other than pursuant to SECTIONS 4 and 7 or pursuant to a Public Sale), the Transferring Management Holder shall cause the prospective Transferee to be bound by this Agreement, and any other agreements executed by all or substantially all of the Management Holders (collectively, the "Other Agreements"). Any Transfer or attempted Transfer of any Management Securities in violation of any provisions of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported Transferee of such Management Securities as the owner of such securities for any purpose.

        Section 4. SALE OF THE COMPANY; PLEDGE TO SECURE FINANCING. (a) In the event the Board approves a Sale of the Company, each Securityholder shall promptly take all necessary or desirable action within such Person's control (including, without limitation, the removal and election of directors, attendance at members' and shareholders' meetings in person or by proxy for the purposes of obtaining a quorum and the execution of written consents in lieu of meetings) such that any proposal, resolution or other matter relating to the implementation of such Sale of the Company shall be implemented and if the Securityholders are entitled to vote on any such matter, whether by law, under the Articles or otherwise, all of the Securityholder Securities and any other securities of the Company over which such Securityholder has control shall (if permitted to vote) be voted in favor of such Sale of the Company.

        (b) Each Securityholder will consent to and raise no objections against a Sale of the Company approved by the Board. If at any such Sale of the Company structured as a sale of securities, or in the event of any Sale of the LLC, then Carrier One may, at its sole discretion, elect to purchase or have its Affiliates or other designee or designees (which may include the Company) purchase the Management Securities. In such event, each Management Holder shall sell the Securityholder Securities and any other securities of the Company held by him or it to Carrier One or its designee on the terms and conditions approved by the Board. Each Securityholder


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shall promptly take all action necessary and
desirable in connection with the consummation of a Sale of the Company or a Sale of the LLC, including, without limitation, the waiver of all appraisal rights available to any such Securityholder under applicable law. Each Securityholder will bear his or its pro rata share (based upon the number of Securityholder Securities held by him or it on a fully diluted basis) of the cost of any sale of equity securities pursuant to such a Sale of the Company or the Sale of the LLC to the extent such costs are incurred for the benefit of all Securityholders and are not otherwise paid by the Company or the acquiring party. Costs incurred by Securityholders on their own behalf will not be considered costs of the transaction hereunder.

        (c) In the event the Board requests that the Securityholders pledge their Securityholder Securities to secure financing to be provided to the Company and/or one or more of its Subsidiaries ("Company Financing"), each Securityholder shall promptly take all necessary or desirable action with such Person's control, including executing any and all documents requested by the Board, to pledge the Securityholder Securities held by him or it to secure such Company Financing; provided, however, the terms of the Company Financing shall not require that a Securityholder be personally liable for such Financing and recourse against any Securityholder for such Company Financing (absent the consent of such Securityholder) shall be limited to the Securityholder Securities pledged to secure the Company Financing and the terms and conditions of the pledge to be made by each Securityholder shall be substantially the same.

        Section 5. BOARD COMPOSITION. (a) From and after the date hereof, and until the provisions of this SECTION 5 cease to be effective, each Securityholder shall vote all of its Securityholder Securities and any other voting securities of the Company over which such Securityholder has voting control and shall take all other necessary or desirable actions within its control (whether in its capacity as a Securityholder, stockholder, director, member of a board committee or officer of the Company, or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including, without limitation, calling special Board and Securityholder meetings), so that for so long as Stig Johansson is employed by the Company or a Subsidiary, Stig Johansson shall be elected to the Board. It is further agreed that each of Joachim Bauer, Eugene A. Rizzo, Kees Van Ophem and Neil Craven shall have the right to notice of, and the right to attend and participate in (but not vote at) the meetings of the Board for so long as he is employed by the Company or a Subsidiary.


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        (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director and observer in connection with attending (i) the meetings of the Board, any Sub Board and any committees thereof and (ii) any other meetings at the request of any Company or any of its Subsidiaries. So long as any director designated pursuant to SECTION 5 serves on the Board or any Sub Board, and for six years thereafter, the constituent documents of the Company and each of its Subsidiaries, as appropriate, shall provide for indemnification and exculpation of directors to the fullest extent permitted under applicable law.

        (c) No director, officer, employee or Securityholder of the Company, nor any such Person's spouse, sibling, parent, child or any spouse thereof (each, a "Family Member"), or any corporation, partnership, trust or other entity in which such Person, or any Family Member of such Person, is the holder of a majority of the outstanding capital stock thereof, shall enter into any transaction, with the Company or its Subsidiaries, including any contract, agreement or other arrangement, unless

(i) the material facts as to such Person's interest and as to the contract or transaction are disclosed or are known to the Board or any committee thereof and the Board or such committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors; or

(ii) the contract or transaction is fair to the Company or its Subsidiary, as the case may be, as of the time it is authorized, approved or ratified by the Board, any committee thereof or the Securityholders.

        (d) The provisions of this SECTION 5 shall terminate upon the initial Public Sale of Securityholder Securities.

        Section 6. PREEMPTIVE RIGHTS. (a) Except for (i) issuances of Shares to the employees of the Company and its Subsidiaries pursuant to the Option Agreements and pursuant to any other plan or arrangement approved by the Board,
(ii) issuances of Shares pursuant to a Public Sale, (iii) the issuance of Shares to Carrier One pursuant to the Securities Purchase Agreement, if the Company authorizes the issuance or sale of any Shares or any securities including any options, warrants or rights to acquire any Shares, and (iv) issuances of Shares to the holders of Warrants under the Euro Warrant Agreement and Dollar Warrant Agreement entered into between Carrier1 International S.A. and Chase Manhattan Bank, respectively signed on or about February 19, 1999, the Company shall first by written notice offer


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to sell to Carrier One a portion of such Securityholder Securities or other securities equal to the quotient determined by dividing (1) the number of Securityholder Securities held Carrier One by (2) the total number of outstanding Securityholder Securities. Carrier One or its designees shall be entitled to purchase such securities at the most favorable price and on the most favorable terms as such securities are to be offered to any other Person.

        (b) In order to exercise its purchase rights hereunder, Carrier One or its designees must within 30 days after receipt of written notice from the Company describing in reasonable detail the securities being offered, the purchase price thereof, the payment terms and its percentage allotment, deliver a written notice to the Company describing its election hereunder.

        (c) Upon expiration of the offering period described above, the Company shall be entitled to sell such securities which Carrier One or its designees has not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to Carrier One. Any securities offered or sold by the Company after such 90-day period must be reoffered to Carrier One pursuant to the terms of this SECTION 6.

        (d) Each of the parties to this Agreement agrees to vote its Shares and to waive its pre-emptive rights under the Articles of the Company, if required, so as to give effect to the rights of Carrier One under this SECTION 6, including the right to designate purchasers of Shares. The right of Carrier One under this SECTION 6 shall terminate upon the consummation of the initial Public Sale by the Company.

        (e) In the event that the holders of a majority of the Shares of the Company proposes the issuance of Shares by the Company in a Public Sale, each of the parties to this Agreement shall vote its Shares in favor of such Public Sale and related capital increase and amendment to the Articles and shall waive any pre-emptive rights which it may have in respect of such sale and increase.

        Section 7. CONFIDENTIALITY, NONCOMPETITION AND NONSOLICITATION COVENANTS. (a) Each Management Holder acknowledges that in the course of providing services to the Company and its Subsidiaries, such Management Holder will become familiar with the trade secrets, Confidential Information and other intellectual property concerning Carrier One, the Company and its Subsidiaries. No Management Holder shall, in any manner, whether directly or indirectly, use for his own benefit or the benefit of any other Person, nor disclose, divulge, render or offer, any Confidential Information, except on behalf of Carrier One, the Company or its


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Subsidiaries in the course of the proper performance of his duties under any employment agreement between such Management Holder and Carrier One, the Company or any of its Subsidiaries. Each Management Holder acknowledges and agrees that any and all such Confidential Information will be received and held by him in a confidential capacity.

        (b) Each Management Holder acknowledges that in the course of providing services to Carrier One, the Company and its Subsidiaries, (i) the services of the Management Holder shall be of special, unique and extraordinary value to Carrier One, the Company and its Subsidiaries and (ii) Carrier One, the Company and the Subsidiaries' ability to accomplish their purposes and to successfully compete in the marketplace depend substantially on the skills and expertise of the Management Holder. Each Management Holder acknowledges and agrees that, given the interconnected nature of the international telecommunications network businesses of Carrier One, the Company and its Subsidiaries, Carrier One, the Company and its Subsidiaries would be irreparably damaged if such Management Holder were to not devote substantially all of his business time and efforts to the business and affairs of Carrier One, the Company and its Subsidiaries during the term of any employment contract with Carrier One, the Company or any of its Subsidiaries or were to provide directly or indirectly similar services to any person competing with Carrier One, the Company or any of its Subsidiaries or were to engage in a similar a business other than as specifically permitted by this SECTION 7. Accordingly, in further consideration of the compensation to be paid by Carrier One, the Company or its Subsidiaries to such Management Holder, the issuance of options to purchase equity in the Company, and to induce Carrier One to enter into the Securities Purchase Agreement, each Management Holder agrees, from and after the date hereof and during the applicable Non-Compete Period, that he will not, singly, jointly, or as an employee, agent or partner of any partnership or as an officer, agent, employee, director, stockholder (except of not more than two percent (2%) of the outstanding stock of any company listed on a national securities exchange or actively traded in the over the counter market) or investor in any other corporation or entity, or as a consultant, advisor, or independent contractor to any such partnership, corporation or entity, or in any other capacity, directly, indirectly or beneficially, in any jurisdiction in which Carrier One, the Company or its Subsidiaries is operating:

(i) own, manage, operate, join, control, or participate in the ownership, management, operation, or control of, or work for (as an employee, agent, consultant, advisor or independent contractor), or permit the use of his name by, or provide financial or other assistance to, or be connected in any manner with, any person, partnership, corporation, or entity which is in the


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international long distance telecommunications business or which otherwise is in direct or indirect competition with any business conducted by Carrier One, the Company or any of the Subsidiaries on the date hereof or at any time during the applicable Non-Compete Period;

(ii) induce or attempt to induce any person who, on the date hereof or at any time during the applicable Non-Compete Period, is an employee of Carrier One, the Company or any of the Subsidiaries, to terminate his or her employment with such company; or

(iii) induce or attempt to induce any person, business, or entity which is a supplier, distributor, or customer of Carrier One, the Company or any of the Subsidiaries or which otherwise is a contracting party with Carrier One, the Company or any of the Subsidiaries, as of the date hereof or at any time during the applicable Non-Compete Period, to terminate or modify any written or oral agreement or understanding with Carrier One, the Company or any of the Subsidiaries.

Each Management Holder acknowledges and agrees that the limitations set forth in this SECTION 7 are reasonable with respect to scope, duration and area and are properly required for the protection of the legitimate business interests of Carrier One, the Company and its Subsidiaries. Each Management Holder agrees that the covenants set forth in this SECTION 7 shall be enforced to the fullest extent permitted by law. Accordingly, if in any judicial or similar proceeding a court or any similar judicial body shall determine that such covenant is unenforceable because it covers too extensive a geographical area or survives too long a period of time, or for any other reason, then the parties intend that such covenant shall be deemed to cover only such maximum geographical area and maximum period of time and shall otherwise be deemed to be limited in such manner as will permit enforceability by such court or similar body. In the event of a breach or violation by any Management Holder of this SECTION 7, the Non-Compete Period with respect to such Management Holder shall be extended for the number of days in the period from the date of such breach or violation through and including the date that such breach or violation has been fully cured or ceases.

        (c) SPECIFIC PERFORMANCE. Each Management Holder agrees that his breach of the provisions of SECTION 7(a) or (b) above will cause irreparable damage to Carrier One and the Company and that the recovery by Carrier One and the Company of money damages will not constitute an adequate remedy for such breach. Accordingly, each Management Holder agrees that the provisions of SECTIONS 7(a)


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and (b) above may be specifically enforced against such Management Holder in addition to any other rights or remedies available to Carrier One and the Company and its Subsidiaries on account of any such breach, and each Management Holder expressly waives the defense in any equitable proceeding that there is an adequate remedy at law for any such breach. Each Management Holder agrees that if the provisions of SECTIONS 7(a) and (b) for any reason cannot be specifically enforced against such Management Holder for the entire Non-Compete Period which is applicable, then Management Holder agrees that Carrier One and the Company will be entitled to recover an amount for each breach of the provisions of SECTIONS 7(a) and (b) equivalent to 30% of his annual base salary earned with Carrier One, the Company or any of its Subsidiaries or in his new position, whichever is higher; PROVIDED, HOWEVER, that (i) payment of such amount shall not relieve such Management Holder from observing the prohibitions contained in SECTIONS 7(a) and (b) and (ii) the Company is entitled to be indemnified in full for damages.

        Section 8. RIGHT OF CO-SALE

        8.1 CO-SALE RIGHT. In the event that a Securityholder or Securityholders (collectively, the "Transferor") proposes to, directly or indirectly, Transfer (in a single transaction or a series of related transactions) Securityholder Securities representing 50% or more of the outstanding Securityholder Securities then held by all Securityholders (the "Transferor Securities") to any Person for value (the "Transferee"), the remaining Securityholders (the "Remaining Securityholders") shall have a right of co-sale (the "Right of Co-Sale") to sell their pro rata share of the number of Securityholder Securities represented by the Transferor Securities (the "Right of Co-Sale Pro Rata Share") on the same terms and at the same time as the Transferor, all as described in this SECTION 8.

        8.2 RIGHT OF CO-SALE PRO RATA SHARE. The Right of Co-Sale Pro Rata Share for each Remaining Securityholder shall be that proportion which the number of Securityholder Securities held by such Securityholder bears to the aggregate number of Securityholder Securities held by all Securityholders. Each Remaining Securityholder shall have the right to sell that number of Securityholder Securities held by such Securityholder to the Transferee (or, upon the unwillingness of any Transferee to purchase directly from such Securityholder, to the Transferor simultaneously with the closing of the sale by the Transferor to the Transferee) up to its respective Right of Co-Sale Pro Rata Share determined as of the date the Transfer Notice (as defined below) is delivered to the such Securityholder, upon the terms and subject to the conditions pursuant to which the Transferor sells its Transferor Securities to the Transferee.


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        8.3 MECHANICS OF SALE. (a) EXERCISE BY THE SECURITYHOLDER. If the
Transferor proposes to Transfer any Transferor Securities in a transaction subject to this SECTION 8, then it shall promptly notify, or cause to be notified, the Remaining Securityholders, in writing, of each such proposed Transfer (the "Transfer Notice").

Such Transfer Notice shall set forth: (i) the name of the Transferee and the number of Securityholder Securities proposed to be Transferred, and (ii) the proposed amount and form of consideration and terms and conditions of payment offered by the Transferee (the "Transferee Terms"). The Right of Co-Sale may be exercised by the Remaining Securityholders delivering a written notice to the Transferor (the "Co-Sale Notice") within fifteen (15) calendar days following receipt of the Transfer Notice. The Co-Sale Notice shall state the number of Securityholder Securities that such Remaining Securityholder wishes to include in such Transfer to the Transferee, which number may not exceed its Right of Co-Sale Pro Rata Share. Upon the giving of a Co-Sale Notice, a Securityholder shall be irrevocably obligated to sell the number of Securityholder Securities set forth in its Co-Sale Notice to the Transferee on the Transferee Terms.

        (b) ASSIGNMENT OF INTEREST. If a Securityholder exercises its Co-Sale Rights, then the Transferor shall assign to such Securityholder as much of its interest in the agreement of sale with the Transferee as such Securityholder shall be entitled to, and such Securityholder shall be obligated to provide the same representations, warranties and covenants to the Transferee as the Transferor under such agreement of sale. To the extent that any Transferee prohibits such assignment or otherwise refuses to purchase Securityholder Securities from a Securityholder exercising its Right of Co-Sale hereunder, then the Transferor shall not sell to such Transferee any Transferor Securities unless and until, simultaneously with such sale, the Transferor shall purchase such Securityholder Securities from such Securityholder for the same consideration per unit or share and on the same terms and subject to the same conditions as the proposed Transfer described in the Transfer Notice.

        (c) FAILURE TO EXERCISE RIGHT OF CO-SALE; ADDITIONAL TRANSFERS. If no Securityholder elects to exercise its Right of Co-Sale, then the Transferor may not later than 120 days following delivery to the Remaining Securityholders of the Transfer Notice conclude a Transfer of not less than all of the Transferor Securities covered by the Transfer Notice on such terms and subject to conditions not more favorable to the Transferor than those described in the Transfer Notice. Any proposed Transfer of more Securityholder Securities by the Transferor shall again be subject to the Right of Co-Sale and shall require compliance by the Transferor with the procedures described in this SECTION 8.


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        8.4 EXCEPTIONS TO RIGHT OF CO-SALE. The Right of Co-Sale shall not apply to Transfers to Affiliates of a Securityholder or to an Indirect Owner of Carrier One. The provisions of this SECTION 8 shall terminate upon an initial public offering of Securityholder Securities.

        8.5 (a) CERTAIN RIGHTS OF CO-SALE IN RELATION TO CARRIER ONE. In the event that Carrier One owns a majority of the outstanding shares of the Company and a holder or holders of LLC Securities (collectively, the "LLC Transferor") proposes to, directly or indirectly, transfer (in a single transaction or a series of related transactions) LLC Securities (the "LLC Transfer Securities") representing 50% or more of the outstanding LLC Securities then held by all holders of LLC Securities to any Person for value, the Management Holders shall have a right (the "LLC Right of Co-Sale") to sell, and to cause Carrier One (or its designee) to purchase, at the Adjusted Per Share Price (as defined below) a number of Management Securities which bears the same proportion to all outstanding Management Securities that the number of LLC Transfer Securities bears to all LLC Securities multiplied by the fraction of the Company's outstanding shares that are owned by Carrier One (the "LLC Right of Co-Sale Pro Rata Share") at the same time as the sale of LLC Transfer Securities by the LLC Transferor, all as described in this
SECTION 8.5.

        (b) MECHANICS OF LLC SALE; EXERCISE BY THE SECURITYHOLDER. If the LLC Transferor proposes to Transfer any LLC Transferor Securities in a transaction subject to this SECTION 8.5, then Carrier One shall promptly notify, or cause to be notified, the Management Holders in writing of such proposed Transfer (the "LLC Transfer Notice"). The LLC Transfer Notice shall set forth: (i) the number of LLC Securities proposed to be Transferred and the number of outstanding LLC Securities, (ii) the proposed amount of consideration per LLC Security (the "LLC Per Share Price") and terms and conditions of payment received by the LLC Transferor, and (iii) the proposed Adjusted Per Share Price. The LLC Right of Co-Sale may be exercised by the Management Holders delivering a written notice to Carrier One (the "LLC Co-Sale Notice") within fifteen (15) calendar days following receipt of the LLC Transfer Notice. The LLC Co-Sale Notice shall state the number of Securityholder Securities that such Management Holder wishes to include in such Transfer to Carrier One (or its designee), which number may not exceed its LLC Right of Co-Sale Pro Rata Share. Upon the giving of a LLC Co-Sale Notice, a Management Holder shall be irrevocably obligated to sell, and Carrier One shall be irrevocably obligated to purchase, or cause the purchase of, the number of Management Securities set forth in its LLC Co-Sale Notice to Carrier One at the Adjusted Per Share Price.

        (c) ADJUSTED PER SHARE PRICE. For the purposes of this SECTION 8.5, the "Adjusted Per Share Price" shall be the value of each Securityholder Security determined on the basis of the LLC Per Share Price (after adjustment to take into account the differences between the total share capital of Carrier One and the total share capital of the Company, the cash value of any non-cash portion of the LLC Per Share Price, the total number of Securityholder Securities held by Carrier One, the total outstanding number of LLC Securities, any assets or liabilities of Carrier One other than Securityholder Securities, and any other matters which Carrier One determines in good faith is relevant to such calculation), as determined in good faith by Carrier One.

        (d) EXCEPTIONS TO RIGHT OF CO-SALE. The LLC Right of Co-Sale shall not apply to Transfers to Affiliates of a Securityholder, Transfers between Institutional Investors or to partners of an Institutional Investor. The provisions of this SECTION 8.5 shall terminate upon any initial public offering or listing of Securityholder Securities.

        Section 9. UBTI. Notwithstanding anything to the contrary expressed or implied in this Agreement, the Company shall use its best efforts to ensure that the Company does not engage in any transactions which will cause any member of Carrier One (or any partner or member of any such member) which is exempt from income taxation under Section 501(a) of the United States International Revenue Code of 1986, as amended (the "Code"), to recognize unrelated business taxable income as defined in Sections 512 and 514 of the Code as a result of its investment in the Company; provided, that with respect to any action taken or omitted to be taken by the Company's management without the express written authorization of the Board such best efforts obligation of the Company shall be deemed satisfied by the delivery to the Company's management of an advice memorandum in a form prepared or approved by Primus Capital Fund IV Limited Partnership and Primus Executive Fund Limited Partnership.


        Section 10. CERTAIN DEFINITIONS.

        "AFFILIATE" shall mean, with respect to any Person (the "First Person"), any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with the First Person and shall include (a) any Person who is a director or directly or indirectly the beneficial owner of at least 10% of the then outstanding capital stock or other equity securities of the First Person and (b) any Person of which the First Person or an Affiliate (as defined in clause (a) above) of the First Person shall, directly or indirectly, either beneficially own at least 10% of the then outstanding equity securities or constitute at least a l0% equity participant. For purposes of this definition, "control" means, as applied to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "BOARD" means the Company's Board of Directors or a committee thereof to which any relevant decision has been duly delegated, as applicable.

        "CARRIER ONE" means Carrier One, LLC, a Delaware limited liability company.

        "CAUSE" means with respect to a particular Management Holder (i) a breach by such Management Holder of any employment agreement between Carrier One, the Company or any of its Subsidiaries and such Management Holder, (ii) any act of dishonesty, embezzlement, unauthorized use or disclosure of Confidential Information, intellectual property, or trade secrets, common law fraud or other fraud with respect thereto by such Management Holder, (iii) the commission by such Management Holder of a felony, a crime involving moral turpitude or any other act causing material harm to Carrier One, the Company's or any of the Subsidiaries' standing or reputation, (iv) such Management Holder's willful and continued failure to perform his duties to Carrier One, the Company or any Subsidiary as reasonably requested by the Board, (v) such Management Holder's willful misconduct or gross negligence, or (vi) the willful commission by such Management Holder of an act which (a) constitutes unfair competition with Carrier One, the Company or any of the Subsidiaries, (b) induces any other employee to leave the employ of Carrier One, the Company or any of the Subsidiaries or (c) induces any customer of Carrier One, the Company or any of the Subsidiaries to breach or terminate a contract with Carrier One, the Company or any of the Subsidiaries.

        "COMPANY" means Carrier1 International S.A., a Luxembourg SOCIETE ANONYME, and any corporation into which it is converted or merged into.

        "CONFIDENTIAL INFORMATION" means all information, in any form or medium, that relates to the business, products, services, research or development of Carrier One, the Company or any of the Subsidiaries, and its and their suppliers or customers, including: (a) compilations of data (whether in whole or in part) and all analyses, processes, methods, techniques, systems, formulae, research, records, reports, manuals, documentation and models relating thereto; (b) computer software, documentation and databases (whether existing or in various stages of research and development); (c) identities of and information about Carrier One, the Company's and the Subsidiaries' suppliers and customers and their confidential information, suppliers and customers;
(d) inventions, designs, developments, devices, methods and processes
(whether or not reduced to practice); (e) internal business information, including, without limitation, information relating to strategic and staffing plans and practices (including information with respect to potential acquisition targets), marketing, promotional and sales plans, practices or programs, training practices and programs, cost and pricing structure, and accounting and business methods; (f) all copyrightable works; and (g) all similar or related information. Notwithstanding the immediately foregoing sentence, the term "Confidential Information" shall not include information with respect to a particular Management Holder which (i) becomes generally available to the public other than as a result of disclosure by such Management Holder, or (ii) becomes available to such Management Holder on a non-confidential basis from a source other than Carrier One, the Company or the Subsidiaries, or (iii) which is generally known in the telecommunications industry and pertains to activities or business not specific to Carrier One, the Company or any of the Subsidiaries. Information shall not be deemed to be excluded from the meaning of "Confidential Information" merely because individual portions or components of such information are publicly known or available.

        "CONSENTS" means all filings, notices, licenses, consents, authorizations, accreditations, waivers, approvals and the like.

        "GOVERNMENTAL ENTITY" means Luxembourg or any other nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government including any international regulatory or trade body.

        "INDIRECT OWNER" means with respect to each Person which is (i) a corporation or any similar entity, each shareholder and each Indirect Owner of such shareholder; (ii) a limited liability company or any similar entity, each member and each Indirect Owner of such member; (iii) a partnership (whether limited or general) or similar entity, each partner and each Indirect Owner of such partner; and (iv) a trust or any similar entity, each beneficiary who has the legal right (or whose spouse has the present legal right) to demand a distribution of the trust's interest and each Indirect Owner of such beneficiary or such beneficiary's spouse (whether in such beneficiary's capacity as a beneficiary, trustee or otherwise and whether by revocation or amendment of such trust or otherwise).

        "INSTITUTIONAL INVESTOR" means Providence Equity Partners L.P., Providence Equity Partners II L.P., Primus Capital Fund IV Limited Partnership and Primus Executive Fund Limited Partnership, and their respective successors and assigns.

        "LLC SECURITIES" means (i) the units of any class issued by Carrier One, (ii) any options, warrants or other rights to purchase or acquire any units and (iii) any other equity securities issued from time to time by Carrier One.

        "MANAGEMENT HOLDER" means each of Stig Johansson, Joachim Bauer, Eugene A. Rizzo, Kees van Ophem, Neil Craven, Terje Nordhal, Edward Gross, Philip Poulter, Alejandra Ancarani, Volker Weisshaar, Martin Keller, Judith Zollinger, Jan van Veldhoven, Martin Peck, Carina Almroth, Dieter Friedrich, Marc Gauw, Ian Cooper, Harm Werkman, Astrid Werner, Vanja Vidic, Peter Gessler, Matthias Neumann, Christoph Mees, Nigel Findlater, Christopher Davison, Gustav Schaefer, Teunis Florus Oskam, Jonathan Shanmuganathan, Kasim Sheikh, Jane Townend, Isabelle Russier, Antonia Keller, Rob Hale, Linda Clark, Gertfried Uitz, Philip Walter, Dominic McGlinchey, Heinz Bigler, Evelien Aalberts, Rick Mikolajczuk and, if so designated, any Additional Securityholder pursuant to SECTION 23, if applicable, and their respective successors and assigns.

        "MANAGEMENT SECURITIES" means Securityholder Securities held by Management Holders.

        "NON-COMPETE PERIOD" shall mean with respect to a particular Management Holder, the period commencing on the date of this Agreement and continuing:

(i) if such Management Holder's employment is terminated by Carrier One, the Company or any of its Subsidiaries for Cause or by such Management Holder voluntarily, until the end of the eighteenth month after the date of such termination; or

(ii) if such Management Holder's employment is terminated by Carrier One, the Company or any of its Subsidiaries not for Cause, until the earlier of (x) the end of the eighteenth month after the date of such termination or (y) for so long as Carrier One, the Company or any of its Subsidiaries continues payment of such Holder's base salary (at the annual rate in effect prior to such termination.

        "OPTION AGREEMENTS" shall mean the Option Agreements between the Company or one or more of its Subsidiaries and each Management Holder and any other Person who becomes a party in accordance with the terms thereof.

        "PUBLIC SALE" means any sale of Securityholder Securities in a public offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act, or made pursuant comparable procedures under any other applicable securities laws and regulations in any non-U.S. jurisdiction.

        "REGISTRATION RIGHTS AGREEMENT" has the meaning given such term in the Securities Purchase Agreement.

        "RELATED AGREEMENTS" means the Articles, the Securities Purchase Agreement, the Registration Rights Agreement and the Option Agreements.

        "SALE OF THE COMPANY" or "SALE OF THE LLC" shall mean a single transaction or group of related transactions between the Company and/or the Securityholders and/or the direct or indirect members or Shareholders of the Securityholder and any Person or group of related Persons pursuant to which such Person or group of related Persons will (i) acquire Securityholder Securities or equity securities of Carrier One, as the case may be, possessing the voting power to elect a majority of the Board of Directors of the relevant company, (ii) consummate a merger or consolidation as a result of which the Securityholders who own Securityholder Securities or other voting securities or the members or shareholders of Carrier One who own voting equity securities of Carrier One prior to such transaction(s) shall own less than 50% of the voting securities of the surviving Person or its parent or (iii) acquire (by sale, merger, consolidation or similar event) all or substantially all of the Company's assets or the assets of Carrier One, as applicable, (determined on a consolidated basis) including by way of a transfer of shares of one or more Subsidiaries.

        "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

        "SECURITIES PURCHASE AGREEMENT" has the meaning given such term in the recitals.

        "SECURITYHOLDER" has the meaning provided in the recitals, and shall include any Additional Securityholder pursuant to SECTION 23, and their respective successors and assigns.

        "SECURITYHOLDER SECURITIES" means (i) any Shares purchased or otherwise acquired by any Securityholder, (ii) any options, warrants or other rights to purchase or otherwise acquire any Shares (whether granted by the Company or a third party) and (iii) any equity securities issued or issuable or convertible into or exchangeable for, directly or indirectly to any of the Shares or other securities referred to in clause (i) and (ii) above by way of a dividend or split or exchange or in connection with a combination of Shares, recapitalization, merger, consolidation or other reorganization. As to any particular Securityholder Securities, such securities shall cease to be Securityholder Securities when they have been disposed of in a Public Sale (and otherwise in compliance with the applicable provision of this Agreement) or repurchased by the Company or a Subsidiary.

        "SUBSIDIARY" has the meaning given such term in the Securities Purchase Agreement.

        "TRADING VOLUME" shall mean the average weekly trading volume of Securityholder Securities over the preceding 13-week period annualized.

        Section 11. AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or any Securityholder unless such modification, amendment or waiver is approved in writing by the holders of at least a majority of the Securityholder Securities then in existence, it being understood that such approval shall be binding upon all Securityholders; provided, that no such amendment or action which materially adversely affects any one Securityholder, as such, vis-a-vis the other Securityholders, as such, shall be effective against the first Securityholder without the prior written consent of such Securityholder. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

        Section 12. REPRESENTATIONS AND WARRANTIES OF THE SECURITYHOLDERS. Each Securityholder represents and warrants (as to itself but not as to any other party) upon becoming a party hereto as follows:

        (a) INVESTMENT INTENT; SOPHISTICATED INVESTOR.  Such Securityholder
(A) is acquiring the Securityholder Securities for purposes of investment and without a view toward distribution thereof in violation of applicable securities laws, (B) is a sophisticated investor for purposes of applicable U.S. federal and state securities laws and regulations, (C) acknowledges that the Securityholder Securities have not been listed on any exchange nor registered or qualified under the Securities Act or applicable state securities laws or any other applicable securities laws and regulations in any non-U.S. jurisdiction, may not be transferred absent such registration or qualification or the availability of an exemption from registration or qualification and (D) acknowledges that the Securityholder Securities are speculative and illiquid and may only be transferred in compliance with all applicable securities laws and regulations and with the approval of the Board of Directors of the Company, and such Securityholder is in a position to bear the risks associated therewith; provided that nothing contained in this
SECTION 12 shall prevent any Securityholder or its direct or indirect transferee from transferring such securities in compliance with Rule 144 or Regulation S of the Securities Act or comparable provisions of applicable securities laws and regulations in a non-U.S. jurisdiction, and in accordance with the provisions of the Registration Rights Agreement and this Agreement.

        (b) NO BROKER'S OR FINDER'S FEES. Such Securityholder is not obligated to pay any broker's or finder's fees in connection with the consummation of the transactions contemplated by the Securities Purchase Agreement by reason of any arrangement made by the Securityholder or any of its affiliates.

        (c) AUTHORIZATION; NO BREACH. The execution, delivery and performance of this Agreement and the other Related Agreements to which such Securityholder is a party have been duly authorized by or on behalf of such Securityholder. Each Related Agreement to which such Securityholder is a party constitutes a valid and binding obligation of such Securityholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, liquidation, reorganization, moratorium, fraudulent transfer, or other similar laws affecting creditor's rights generally from time to time in effect and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law. The execution and delivery by such Securityholder of each Related Agreement to which it is a party, and the fulfillment of and compliance with the respective terms hereof and thereof by such Securityholder, do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) result in a violation of, or (c) require any Consent that has not been obtained or made of, from, with or to, any Person pursuant to, the constituent documents of such Securityholder, or any material agreement, instrument or other documents, or any applicable material requirement of law to which such Securityholder of any Affiliate is bound or to which any of such Persons or its assets is subject.

        (d) RECORD OWNER; PROXY. Such Securityholder (i) is or will become the record owner of the number of Securityholder Securities notified to or agreed with the Company on or prior to the date hereof and (ii) is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No Securityholder shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

        (e) LITIGATION. There is no action, suit, proceeding or investigation pending, or to the best of knowledge of the Securityholder, currently threatened, against or by such Securityholder which questions the validity of this Agreement or any of the Related Agreements or the right of such Securityholder to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company or its Subsidiaries, financially or otherwise, nor is such Securityholder aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to such Securityholder) involving the prior employment of Securityholder, or the existing or prior consulting relationships of Securityholder, the use by such Securityholder in connection with the business of the Company and its Subsidiaries of any information or techniques allegedly proprietary to any of such Securityholder's prior employers or any of the entities with which they have had or do have a consulting relationship, or their obligations under any agreements with prior employers or under prior existing consulting agreements. Such Securityholder has never been convicted of, plead guilty or plead NOLO CONTENDERE to any crime other than a misdemeanor traffic violation and during the past five years has not been a party to any civil litigation.

        Section 13. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had not been contained herein.

        Section 14. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and permitted assigns and the Securityholders and any subsequent holders of Securityholder Securities which become a party to this Agreement and the respective successors and permitted assigns of each of them, so long as they hold Securityholder Securities. Carrier One may assign all or any portion of its rights or obligations under this Agreement to any Affiliate or member of Carrier One, any Institutional Investor or any partner of an Institutional Investor which acquires Securityholder Securities. The Company may not assign any of its obligations under this Agreement (other than in connection with a merger, consolidation or other form or reorganization permitted by other sections of this Agreement) without the written consent of the Persons holding not less than a majority of the outstanding Securityholder Securities.

        Section 15. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

        Section 16. REINCORPORATION, MERGER, ETC. If Carrier One shall determine that the Company should reincorporate in another jurisdiction, merge with or into another entity, transfer substantially all of its assets to another entity or participate in any other corporate reorganization or readjustment (any such transaction a "REORGANIZATION"), Securityholder shall take such actions as may be requested by Carrier One or the Company to effect such a Reorganization; PROVIDED that Securityholder shall not be required to take such actions unless Securityholder's proportionate interest in the assets and earnings of any entity that results from such Reorganization is the same (except for de minimis differences) as such Securityholder's interest in the assets and earnings of the Company immediately prior to such Reorganization.

        Section 17. REMEDIES. Each party to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of the Agreement and that the Company or any Securityholder may in its sole discretion apply to any court of law or equity or competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

        Section 18. NOTICES. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) or sent by telecopy to the Company at the address set forth below and to any other recipient at the address indicated on the Schedule attached hereto or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, when answer back is confirmed and sent by telecopy, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service.

        Carrier1 International S.A.
           c/o Carrier International GmbH
           Militarstrasse
           8004 Zurich, Switzerland
           Attention:
           Facsimile: 01/ 297 26 01
           Telephone: 01/ 297 26 00

    With a copy to:

           Carrier One, LLC
           901 Fleet Center
           50 Kennedy Plaza
           Providence RI 02903
           Attention: Glenn M. Creamer
           Facsimile: (401) 751-1790
           Telephone: (401) 751-1700

        Section 19. GOVERNING LAW; JURISDICTION. (a) This Agreement shall be governed by, and construed in accordance with, the laws of Luxembourg, without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than Luxembourg.

    (b) The courts of England have jurisdiction to hear and decide any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement (respectively, "PROCEEDINGS" and "DISPUTES") and for this purpose each party irrevocably submits to the jurisdiction of the Courts of England.

    (c) Paragraph (b) above does not prevent any party to this Agreement from taking proceedings relating to Proceedings or Disputes in any other courts with jurisdiction.

    (d) Each party irrevocably waives any objection which it might at any time have to the courts of England being nominated as the forum to hear and decide any Proceedings and to settle any disputes and agrees not to claim that the courts of England are not a convenient or appropriate forum.

        Section 20. DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof and, if applicable, hereof. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified herein, the term "or" has the inclusive meaning represented by the term "and/or" and the term "including" is not limiting. All references as to "Sections", "Subsections", "Articles", "Schedules" and "Exhibits" shall be to Sections, Subsections, Articles, Schedules and Exhibits, respectively, of this Agreement unless otherwise specifically provided.

        Section 21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

        Section 22. NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to confer any rights or remedies upon any Person other than the parties hereto and their successors and permitted assigns.

        Section 23. COMPLETE AGREEMENT. This Agreement, the Related Agreements, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

        Section 24. ADDITIONAL SECURITYHOLDER. Notwithstanding the terms of
SECTION 11, an Additional Purchaser (as defined in ARTICLE XII of the Securities Purchase Agreement) may become a party to this Agreement and shall be bound by the terms of this Agreement upon agreement between the Company, Carrier One and such Additional Purchaser, in which case (I) this Agreement hereof shall be amended to reflect such Additional Purchaser as Securityholder (the "Additional Securityholder") by a separate letter agreement signed by the Company, Carrier One and such Additional Purchaser without further notice to the Management Holders, and (II) where such additional Securityholder is an employee of Carrier One, the Company and/or its Subsidiaries, such Additional Securityholder shall be deemed to be included in the term Management Holder.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                      CARRIER1 INTERNATIONAL S.A.


                      By: /s/ Glenn M. Creamer
                         -------------------------
                      Name:
                      Title:


                      CARRIER ONE, LLC


                      By: /s/ Glenn M. Creamer
                         -------------------------
                      Name:
                      Title:

                         /s/ Kees van Ophem
                         -------------------------
                         Kees van Ophem


[Signature page to Securityholders' Agreement]

                         /s/ Neil Craven
                         -------------------------
                         Neil Craven


[Signature page to Securityholders' Agreement]

                         /s/ Edward Gross
                         -------------------------
                         Edward Gross


[Signature page to Securityholders' Agreement]

                         /s/ Philip Poulter
                         -------------------------
                         Philip Poulter


[Signature page to Securityholders' Agreement]

                         /s/ Terje Nordahl
                         -------------------------
                         Terje Nordahl


[Signature page to Securityholders' Agreement]

                         /s/ Eugene A. Rizzo
                         -------------------------
                         Eugene A. Rizzo


[Signature page to Securityholders' Agreement]

                         /s/ Stig Johansson
                         -------------------------
                         Stig Johansson


[Signature page to Securityholders' Agreement]


                                       27